UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2019

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2019, Keryx Biopharmaceuticals, Inc. (“Keryx”), a wholly owned subsidiary of Akebia Therapeutics, Inc. (“Akebia” or the “Company”), entered into a Sublease (the “Sublease”) with Foundation Medicine, Inc. (“Subtenant”), pursuant to which Keryx will sublease to Subtenant all of its approximately 27,300 rentable square feet of office space (the “Premises”) located at One Marina Park Drive, Boston, Massachusetts (the “Building”). Akebia will guaranty Keryx’s obligations under the Sublease.

Keryx currently leases the Premises pursuant to the One Marina Park Drive Office Lease (the “Lease”) dated as of April 29, 2015, by and between Keryx and Fallon Cornerstone One MPD LLC (the “Landlord”), which expires on February 28, 2023. The term of the Sublease (the “Term”) will commence on the later of September 15, 2019 and the date on which the Landlord consents in writing to such Sublease (the “Commencement Date”) and will expire on February 27, 2023.

The rights and obligations of Subtenant under the Sublease will be subject to the terms of the Lease. Under the Sublease, the Subtenant is obligated to pay rent for the Premises beginning one month after the Commencement Date (the “Rent Commencement Date”). From the Rent Commencement Date through the last day of the twelfth full calendar month of the Term, Subtenant will pay an initial base rent of $146,861.13 per month, or $64.50 per square foot per year. Beginning on the thirteenth full calendar month of the Term, and annually thereafter, the monthly base rent will increase $1.00 per square foot. In addition, Subtenant will pay its pro rata share of the annual operating expenses and taxes associated with the Building, calculated as set forth in the Sublease, which are equal to Keryx’s pro rata share of the annual operating expenses and taxes associated with the Building.

The foregoing summary of the Sublease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sublease, a copy of which we expect to file as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: September 11, 2019	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer